EXHIBIT  99.1


CERTIFICATION  PURSUANT  TO
18  U.S.C.  SECTION  1350,
AS  ADOPTED  PURSUANT  TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  quarterly  report of Boots & Coots International Well
Control, Inc. (the Company) on Form 10-Q for the quarter ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jerry Winchester, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November  13,  2002


/s/Jerry  Winchester
Jerry  Winchester
President  and  Chief  Executive  Officer


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